Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Annual Report on Form 10-K of Standard Diversified Inc. (the “Company”) for the year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Ian Estus, Chief Executive Officer, and Edward J. Sweeney, Interim Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: March 11, 2019	By:	/s/ Ian Estus
Ian Estus Chief Executive Officer (Principal Executive Officer)

Date: March 11, 2019	By:	/s/ Edward J. Sweeney
Edward J. Sweeney Interim Chief Financial Officer (Principal Financial Officer)